Financial Instruments - Changes in Fair Value Attributable to Changes in Bank'S Own Credit Risk for Financial Liabilities Designated at Fair Value (Detail) - Senior note liabilities [member] - CAD ($)
$ in Millions
	3 Months Ended
	Jan. 31, 2022	Oct. 31, 2021	Jan. 31, 2021
Disclosure of detailed information about financial instruments [line items]
Contractual maturity amount	$ 24,174	$ 21,786	$ 19,713
Carrying value	23,979	22,493	20,260
Difference between carrying value and contractual maturity amount	195	(707)	(547)
Changes in fair value for the period attributable to changes in own credit risk recorded in other comprehensive income	231	(24)	(178)
Cumulative changes in fair value due to changes in own credit risk	$ (498)	$ (729)	$ (637)